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                                                                     Exhibit (s)

                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Buy-Write Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Buy-Write Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                           Date

/s/ Duncan W. Richardson        President and Principal         February 7, 2005
-----------------------------   Executive Officer
Duncan W. Richardson

/s/ James L. O'Connor           Treasurer and Principal         February 7, 2005
-----------------------------   Financial and Accounting
James L. O'Connor               Officer

/s/ James B. Hawkes             Trustee                         February 7, 2005
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III        Trustee                         February 7, 2005
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park             Trustee                         February 7, 2005
-----------------------------
William H. Park

/s/ Ronald A. Pearlman          Trustee                         February 7, 2005
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                         February 7, 2005
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                         February 7, 2005
-----------------------------
Lynn A. Stout